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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459
                                   __________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of report: February 23, 2004
                        (Date of earliest event reported)




                              LTC PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)


          Maryland                       1-11314                71-0720518
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No)



                     22917 Pacific Coast Highway, Suite 350
                            Malibu, California 90265
                    (Address of principal executive offices)


                                 (805) 981-8655
              (Registrant's telephone number, including area code)



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Item 5. -- Other Events

LTC Properties, Inc. ("LTC") issued a press release on February 23, 2004, announcing the redemption of 1,838,520 shares of its 9.5% Series A Cumulative Preferred Stock representing all of the outstanding shares of the Series A Cumulative Preferred Stock. The redemption date will be March 25, 2004 and the redemption price will be $25.00 per share plus accrued and unpaid dividends. As additional public disclosure, the Company is furnishing this press release, attached hereto as Exhibit 99.1.


Item 7. -- Exhibits

     (c)  Exhibits.

           99.1 Press Release dated February 23, 2004 announcing the redemption of 9.5% Series A Cumulative Preferred Stock



                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   LTC PROPERTIES, INC.



Dated:  February 23, 2004          By: /s/  WENDY L. SIMPSON
                                       _________________________________________
                                       Wendy L. Simpson
                                       Vice Chairman and Chief Financial Officer







                                  EXHIBIT INDEX


Exhibit 99.1 Press Release dated February 23, 2004 announcing the redemption of 9.5% Series A Cumulative Preferred Stock